[ALLEGHANY FUNDS LOGO]

                                                       CLASS I SHARES
      Prospectus
                                 ALLEGHANY FUNDS

                                 Montag & Caldwell Growth Fund

                     FEBRUARY 15, 2000

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares
or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

[ALLEGHANY FUNDS LOGO]
Thank you for your interest in Alleghany Funds. Alleghany Funds offer investors a variety of investment opportunities. This prospectus pertains only to Class I shares of Montag & Caldwell Growth Fund, a member of the Alleghany Funds Family. For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" section.
------------------------------

Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
------------------------------

                                   TABLE OF CONTENTS

                                                 Page

CATEGORIES OF ALLEGHANY FUNDS                     3
FUND SUMMARY
 Investment Objective Principal Investment
        Strategies and Risks
EQUITY FUND
  Montag & Caldwell Growth Fund                   4
FUND EXPENSES                                     5
INVESTMENT TERMS                                  6
MORE ABOUT ALLEGHANY FUNDS
OTHER INVESTMENT STRATEGIES                       7
MANAGEMENT OF THE FUND
 THE ADVISER
 Montag & Caldwell, Inc.                          9
SHAREHOLDER INFORMATION
   OPENING AN ACCOUNT: BUYING SHARES             10
   EXCHANGING SHARES                             11
   SELLING/REDEEMING SHARES                      12
   TRANSACTION POLICIES                          15
   ACCOUNT POLICIES AND DIVIDENDS                16
   ADDITIONAL INVESTOR SERVICES                  16
   PORTFOLIO TRANSACTIONS AND BROKERAGE
     COMMISSIONS                                 16
DIVIDENDS, DISTRIBUTIONS AND TAXES               17
FINANCIAL HIGHLIGHTS                             18
GENERAL INFORMATION                              Back Cover

Categories of Alleghany Funds

Alleghany Funds is a no-load, open-end management investment company which consists of twelve separate diversified investment portfolios, including equity, balanced, fixed income and money market funds.

EQUITY FUNDS
EQUITY FUNDS invest principally in stocks and other equity securities. Equity funds have greater growth potential than many other funds, but they also have greater risk.

WHO MAY WANT TO INVEST IN EQUITY FUNDS
Equity funds may be appropriate if you:
- have a long-term investment goal (five years or more)
- can accept higher short-term risk in return for higher long-term return potential
- want to diversify your investments

Equity funds may not be appropriate if you want:
- a stable share price
- a short-term investment
- regular income

BALANCED FUNDS
BALANCED FUNDS invest in a mix of stocks and fixed income securities and combine the benefits of both types of securities - capital appreciation or growth from stocks and income from fixed income securities. Like most other mutual funds, the share price of a balanced fund moves up and down in response to changes in the stock market and interest rates.

WHO MAY WANT TO INVEST IN BALANCED FUNDS
Balanced funds may be appropriate if you want:
- capital appreciation and current income
- balanced diversified investment

FIXED INCOME FUNDS
FIXED INCOME FUNDS invest in corporate and government bonds and other fixed income securities. These funds provide regular income; municipal bond funds provide federally tax-exempt income. The obligations are generally secured by the assets of the issuer.

WHO MAY WANT TO INVEST IN FIXED INCOME FUNDS
Fixed income funds may be appropriate if you want:
- regular income
- less volatility than equity funds
- portfolio diversification

Fixed income funds may not be appropriate if you want:
- capital appreciation

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
- the value of fund shares will rise and fall
- you could lose money
- you cannot be certain that a fund will achieve its investment objective

EQUITY FUND: LARGE CAP

Montag & Caldwell Growth Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that:
- have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
- have strong balance sheets
- have a sustainable competitive advantage
- are currently, or have the potential to become, industry leaders
- have the potential to outperform during market downturns

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

GROWTH STOCK RISK: As a group, growth stocks tend to go through periodic cycles of outperforming and underperforming the general stock market. During periods of growth stock underperformance, a fund's performance may suffer.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                    TOTAL RETURN
                    ------------
1997                32.17
1998                32.26
1999                22.90

Best quarter:            12/98    27.08%
Worst quarter:            9/98   -14.24%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the S&P 500 and the Lipper Large-Cap Growth Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)


                 Montag &                    Lipper
                 Caldwell      S&P 500      Large-Cap
                Growth Fund     Index     Growth Index
-----------------------------------------------------------

    1 year        22.90%       21.04%        34.82%
-----------------------------------------------------------

    Since
    Inception(1)   29.55%      27.15%        31.00%
-----------------------------------------------------------

(1)Fund's Inception: June 28, 1996

Fund Expenses

As an investor in Alleghany Funds, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing with Alleghany Funds, you do not incur any sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a fund's assets and are expressed as an expense ratio, which is a percentage of average net assets.


                                                         TOTAL              NET
                                MANAGEMENT   OTHER     EXPENSE   FEE     EXPENSE
                                  FEES      EXPENSES    RATIO    WAIVERS  RATIO
Montag & Caldwell Growth Fund    0.67%       0.09%     0.76%        --     0.76%

*The Fund offers two classes of shares that invest in the same portfolio of securities. Shareholders of Class I shares are not subject to a 12b-1 distribution plan; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relate only to Class I shares, which are offered in this prospectus. Class N shares are offered in a separate prospectus.

EXAMPLE
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown, assuming you reinvested all dividends and distributions and that the average annual return was 5%. The example assumes that operating expenses remained the same. The example is for comparison purposes only and does not represent the Fund's actual or future expenses and returns.


                                   1 YEAR     3 YEARS    5 YEARS      10 YEARS
Montag & Caldwell Growth Fund      $ 78        $243        $422           $942

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

ASSET-BACKED SECURITIES. Securities that represent a participation in, or are secured by and payable from, payments generated by credit cards, motor vehicle or trade receivables and the like.

BOTTOM-UP INVESTING. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

CORPORATE BONDS. Fixed income securities issued by corporations.

DEBENTURES. Bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer.

DIVERSIFICATION. The practice of investing in a broad range of securities to reduce risk.

DURATION. A calculation of the average life of a bond (or portfolio of bonds) that is a useful measure of a bond's price sensitivity to interest changes. The higher the duration number, the greater the risk and reward potential of the bond.

EQUITY SECURITIES. Equity securities include common stocks and preferred stocks and other securities convertible into common stock.

EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its assets and disclosed in a prospectus.

FIXED INCOME SECURITIES. Bonds and other securities that are used by issuers to borrow money from investors. Typically, the issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at a specified time in the future (maturity).

INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, long-term capital growth, etc.

ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

LARGE-CAP STOCKS. Stocks that are issued by large companies. Alleghany Funds defines a large-cap company as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.

MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.

MONEY MARKET SECURITIES. Short-term fixed income securities of federal and local governments, banks and corporations.

MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value, which is the total market value of the fund's investment portfolio divided by the number of its shares outstanding. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

NO-LOAD FUND. A mutual fund whose shares are sold without a sales charge and without a 12b-1 fee of more than 0.25% per year.

REPURCHASE AGREEMENTS (REPOS). Transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day.

RISK/REWARD TRADE-OFF. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

STANDARD & POOR'S (S&P) 500 INDEX. An unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks.

TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

U.S. GOVERNMENT SECURITIES. Fixed income obligations of the U.S. Government and its various agencies. U.S. Government securities issued by the Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy.

YIELD. A measure of net income (dividends and interest) earned by the securities in the fund's portfolio, less the fund's expenses, during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified date.

More About Alleghany Funds

ADDITIONAL RISKS
DEFENSIVE STRATEGY RISK
There may be times when the Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although the Fund would do this in seeking to avoid losses, it could reduce the benefit from any market upswings.

OTHER INVESTMENT STRATEGIES
In addition to the primary investment strategies described in our Fund summary, there may be times when the Fund uses its secondary investment strategies in seeking to achieve its investment objectives. These strategies may involve additional risks.

ADRS/EDRS
The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and European Depositary Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent. The Fund has no intention of investing in unsponsored ADRs or EDRs.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs carry general fixed income securities risks and risks associated with mortgage-backed securities.

CONVERTIBLE SECURITIES
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

DERIVATIVES
Up to 20% of the Fund's assets can be invested in derivatives. Derivatives are used to enhance investment return or limit risk in a portfolio and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Hedging involves using derivatives to hedge against an opposite position that the Fund holds. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Using derivatives for purposes other than hedging is speculative.

FIXED INCOME SECURITIES
The Fund may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a fund.

PREFERRED STOCKS
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the 1933 Act. Investing in Rule 144A securities may increase the illiquidity of the Fund's investments in the event that an adequate trading market does not exist for these securities.

                                              ADRS/EDRS  CORPORATE  CONVERTIBLE  DEBENTURES   DERIVATIVES    EQUITY      FIXED
                                                           BONDS    SECURITIES       AND       (OPTIONS,   SECURITIES    INCOME
                                                                                 CONVERTIBLE   FORWARDS,               SECURITIES
                                                                                 DEBENTURES    FUTURES,
                                                                                                SWAPS)
Montag & Caldwell Growth Fund                     X          X          X P          X             X          X P          X

                                              PREFERRED  REPURCHASE     RULE        U.S.
                                               STOCKS    AGREEMENTS     144A     GOVERNMENT
                                                                     SECURITIES  SECURITIES

Montag & Caldwell Growth Fund                     X          X           X           X

P = components of the Fund's primary investment strategy

Management of the Fund

THE ADVISER
The Fund has an Adviser that provides management services. The Adviser is paid an annual management fee by the Fund for its services based on the average daily net assets of the Fund. The accompanying information highlights the Fund and its lead portfolio manager and investment experience and the management fees paid by the Fund.

MONTAG & CALDWELL, INC.

Montag & Caldwell, Inc. is the Adviser to MONTAG & CALDWELL GROWTH FUND. The firm was founded in 1945 and is an indirect wholly-owned subsidiary of Alleghany Corporation. As of December 31, 1999, Montag & Caldwell managed approximately $35.1 billion in assets.

                                    PORTFOLIO MANAGER                         INVESTMENT EXPERIENCE
Montag & Caldwell   Growth        Ronald E. Canakaris      Portfolio Manager of the Fund since the Fund's inception in
Fund                                                       1994; President and Chief Investment Officer of Montag &
                                                           Caldwell. He has been with the firm since 1972 and is
                                                           responsible for developing the firm's investment process. He has a BS and BA from the University of Florida. Mr.
                                                           Canakaris is a Chartered Investment Counselor and a
                                                           Chartered Financial Analyst.

                                                     MANAGEMENT FEE
Montag & Caldwell Growth Fund                 First $800 million      0.80%
                                              Over $800 million       0.60%

Shareholder Information

OPENING AN ACCOUNT
- Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investments for Class I shares of Montag & Caldwell Growth Fund is $5 million.
- Balances can be aggregated to meet the minimum investment requirements for the accounts of :
  -- clients of a financial consultant
  -- immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws)
  -- a corporation or other legal entity
- The initial minimum investment requirement may be waived:
  -- for Trustees and employees of The Chicago Trust Company, Montag & Caldwell,
     Blairlogie Capital Management and their affiliated companies
  -- with a "letter of intent." This letter would explain how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement.
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges. You can avoid the delay and inconvenience of having to request these in writing at a later date.
- Make your initial investment using the following table as a guideline.

                                                                            TO ADD TO AN ACCOUNT (NO MINIMUM FOR SUBSEQUENT
       BUYING SHARES                    TO OPEN AN ACCOUNT                                    INVESTMENTS)
BY MAIL                         - Complete and sign your              - Return the investment slip from a statement with your
                                application.                          check in the envelope provided and mail to us at the address
ALLEGHANY FUNDS                                                         at the left.
P.O. BOX 5164                   - Make your check payable to
WESTBOROUGH, MA 01581             Alleghany Funds and mail to us      - We accept checks, bank drafts, money orders and wires and
                                  at the address at the left.         ACH for purchases (see "Other Features" on p. 14). Checks
                                                                        must be drawn on U.S. banks. There is a $20 charge for
                                - We accept checks, bank drafts         returned checks.
                                and money orders for purchases.
                                Checks must be drawn on U.S. banks    - Give the following wire/ACH information to your bank:
                                to avoid any fees or delays in
                                  processing your check.              Boston Safe Deposit & Trust
                                                                        ABA #01-10-01234
                                - We do not accept third party          For: Alleghany Funds
                                  checks, which are checks made         A/C 140414
                                  payable to someone other than         FBO "Alleghany Fund Number"
                                  the Fund.                             "Your Account Number"
                                                                      - We do not accept third party checks, which are checks made payable to someone other than the Fund.

                                                                      TO ADD TO AN ACCOUNT
BUYING SHARES                   TO OPEN AN ACCOUNT                    (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)
BY PHONE                        - Obtain a fund number and account    - Verify that your bank or credit union is a member of the
                                  by calling Alleghany Funds at         ACH system.
800 992-8151                      the number at the left.             - You should complete the "Bank Account Information" section
                                - Instruct your bank (who may           on your account application.
                                  charge a fee) to wire or ACH the    - When you are ready to add to your account, call Alleghany
                                  amount of your investment.            Funds and tell the representative the fund name, account
                                - Give the following wire/ACH           number, the name(s) in which the account is registered and
                                  information to your bank:             the amount of your investment.
                                                                      - Instruct your bank (who may charge a fee) to wire or ACH
                                  Boston Safe Deposit & Trust           the amount of your investment.
                                  ABA #01-10-01234                    - Give the following wire/ACH information to your bank:
                                  For: Alleghany Funds
                                  A/C 140414                            Boston Safe Deposit & Trust
                                  FBO "Alleghany Fund Number"           ABA #01-10-01234
                                  "Your Account Number"                 For: Alleghany Funds
                                - Return your completed and signed      A/C 140414
                                  application to:                       FBO "Alleghany Fund Number"
                                                                        "Your Account Number"
                                  Alleghany Funds
                                  P.O. Box 5164
                                  Westborough, MA 01581
BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a member of the
                                  application(s) from our Web           ACH system.
WWW.ALLEGHANYFUNDS.COM            site.                               - Complete the "Purchase, Exchange and Redemption
                                - Complete and sign the                 Authorization" section of your account application.
                                  application(s). Make your check     - Obtain a Personal Identification Number (PIN) from
                                  payable to Alleghany Funds and        Alleghany Funds for use on Alleghany Funds' Web site if
                                  mail it to the address under "By      you have not already done so. To obtain a PIN, please call
                                  Mail' above.                          800 992-8151.
                                                                      - When you are ready to add to your account, access your
                                                                        account through Alleghany Funds' Web site and enter your
                                                                        purchase instructions in the highly secure area for
                                                                        shareholders only called "Shareholder Account Access".

EXCHANGING SHARES
After you have opened an account with us, you can exchange your shares within Alleghany Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Alleghany Fund to another within the same class of shares. All exchanges to open new fund accounts must meet the minimum initial investment requirements. Exchanges may be made by mail or by phone at 800 992-8151 if you chose this option when you opened your account. For tax purposes, each exchange is treated as a sale and a new purchase.

Alleghany Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders.

SELLING/REDEEMING SHARES
Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. The following table shows guidelines for selling shares.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction indicating the fund
                                - Sales or redemptions of any size      name, fund number, your account number, the name(s) in
ALLEGHANY FUNDS                                                         which the account is registered and the dollar value or
P.O. BOX 5164                                                           number of shares you wish to sell.
WESTBOROUGH, MA 01581                                                 - Include all signatures and any additional documents that may be required. (See "Selling Shares in Writing.")
                                                                      - Mail to us at the address at the left.
                                                                      - A check will be mailed to the name(s) and address in which the account is registered. If you would like the check
                                                                        mailed to a different address, you must write a letter of
                                                                        instruction and have it signature guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on p. 14).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using your touch-tone
                                - Sales of up to $50,000 (for           phone, call us at the number to the left.
800 992-8151                      accounts with telephone account     - To place your request with a Shareholder Service
                                  privileges)                           Representative, call between 9am and 7pm ET,
                                                                        Monday - Friday.
                                                                      - A check will be mailed to the name(s) and address in which the account is registered. If you would like the check
                                                                        mailed to a different address, you must write a letter of
                                                                        instruction and have it signature guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on p. 14).
                                                                      - Alleghany Funds reserves the right to refuse any telephone sales request and may modify the procedures at any time.
                                                                        Alleghany Funds makes reasonable attempts to verify that
                                                                        telephone instructions are genuine, but you are
                                                                        responsible for any loss that you may incur from telephone requests.

                                       12
Shareholder Information (continued)

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and Redemption
                                                                        Authorization" section of your account application.
WWW.ALLEGHANYFUNDS.COM                                                - Obtain a Personal Identification Number (PIN) from
                                                                        Alleghany Funds (800 992-8151) for use on Alleghany Funds'
                                                                        Web site if you have not already done so.
                                                                      - When you are ready to redeem a portion of your account,
                                                                        access your account through Alleghany Funds' Web site and
                                                                        enter your redemption instructions in the highly secure
                                                                        area for shareholders only called "Shareholder Account
                                                                        Access". A check for the proceeds will be mailed to you at the address of record.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on p. 14).

SELLING SHARES IN WRITING
In certain circumstances, you must make your request to sell shares in writing. You may need to include a signature guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below. We require signature guarantees if:
- your address of record has changed within the past 30 days
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner

Signature guarantees help ensure that major transactions or changes to your account are in fact authorized by you. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. A notary public stamp or seal CANNOT be substituted for a signature guarantee.

SELLER                                   REQUIREMENTS FOR WRITTEN REQUESTS
Owners of individual, joint, sole        - Letter of instruction
proprietorship, UGMA/UTMA, or general    - On the letter, the signatures and titles of all persons
partner accounts                           authorized to sign for the account, exactly as the account is registered
                                         - Signature guarantee, if applicable (see above)
Owners of corporate or association       - Letter of instruction
accounts                                 - Corporate resolution certified within the past 12 months
                                         - On the letter, the signatures and titles of all persons
                                           authorized to sign for the account, exactly as the account is registered
                                         - Signature guarantee, if applicable (see above)
Owners or trustees of trust accounts     - Letter of instruction
                                         - On the letter, the signature of the trustee(s)
                                         - If the names of all trustees are not registered on the
                                           account, a copy of the trust document certified within the past 12 months
                                         - Signature guarantee, if applicable (see above)
Joint tenancy shareholders whose co-     - Letter of instruction signed by the surviving tenant
tenants are decease                      - Copy of death certificate
                                         - Signature guarantee, if applicable (see above)
Executors of shareholder estates         - Letter of instruction signed by executor
                                         - Copy of order appointing executor
                                         - Signature guarantee, if applicable (see above)
Administrators, conservators,            - Call 800 992-8151 for instructions
guardians and other sellers or
account types not listed above
IRA accounts                             - IRA distribution request form completed and signed. Call
                                           800 992-8151 for a form.

OTHER FEATURES
The following other features are also available to buy and sell shares of Alleghany Funds.

WIRE. To purchase and sell shares via the Federal Reserve Wire System.
- You must authorize Alleghany Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
- Please remember that if you request redemptions by wire, $20 will be deducted from the amount redeemed. Your bank also may charge a fee.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your Alleghany Funds account(s).
- You must authorize Alleghany Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- Most transfers are complete within three business days of your call.
- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND
The Fund has elected, under Rule 18f-1 of the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of the Fund's total value during any 90-day period for any one shareholder, whichever is less. Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities.

TRANSACTION POLICIES
CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the net asset value (NAV) is used to price your purchase or sale. The NAV for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE) (typically 4 p.m. Eastern Time (ET)) by dividing a class's net assets by the number of its shares outstanding. Generally, market quotes are used to price securities. If market quotations are not available, securities are valued at fair value as determined by the Board of Trustees.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser and approved in good faith by the Board of Trustees.

EXECUTION OF REQUESTS
The Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy and sell requests are executed at the NAV next calculated after Alleghany Funds or an authorized broker or designee receives your mail or telephone request in proper form. Sales proceeds are normally sent on the next business day, but are always sent within seven days of receipt of a request in proper form. Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Alleghany Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Alleghany Funds. Alleghany Funds reserve the right to reject any purchase order and to suspend the offering of fund shares. The Funds also reserve the right to change the initial and additional investment minimums or to waive these minimums for any investor. Alleghany Funds reserves the right to delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned.

SHORT-TERM TRADING
The Fund is not designed for frequent trading and certain purchase or exchange requests may be difficult to implement in times of drastic market changes. Alleghany Funds reserves the right to refuse any purchase or exchange order that could adversely affect the Fund or its operation. Alleghany Funds also reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders.

ACCOUNT POLICIES AND DIVIDENDS
ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments or automatic investment plans)
- after any change of name or address of the registered owner(s)

DIVIDENDS AND DISTRIBUTIONS
The Fund declares and pays dividends quarterly. Capital gain distributions are generally made once a year in December.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS REINVESTMENTS
Many investors have their dividends and capital gains reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate a choice, your dividends and capital gain distributions will be automatically reinvested on the dividend payable and capital gain distributions date. You can also choose to have a check for your dividends and capital gain distributions mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES
AUTOMATIC INVESTMENT PLAN
After meeting the standard minimum initial investment of the Fund, the Automatic Investment Plan allows you to set up a regular transfer of funds from your bank account to the Fund. You determine the amount of your investment, and you can terminate the program at any time. To take advantage of this feature:
- Write and sign a letter of instruction including the fund name, fund number, your account number, the name(s) in which the account is registered, the dollar value of shares you wish to purchase each month and the date each month for which the automatic investment is to be made.
- Include a voided check.
- Mail to:
  Alleghany Funds
  P.O. Box 5164
  Westborough, MA 01581

ALLEGHANY FUNDS WEB SITE
Alleghany Funds maintains a Web site located at http://www.AlleghanyFunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Fund's NAV through our Web site. In order to engage in shareholder transactions on our Web site, you must obtain a Personal Identification Number (PIN) by calling us at 800 992-8151. One of our Shareholder Service Representatives will ask a series of questions to verify your identity and assign a temporary PIN that will allow you to log onto Shareholder Account Access on our site. You will be prompted to change the temporary PIN to a new PIN, which will be known only to you, and then you may access your account information. You may also need to have bank account information, wire instructions, Automated Clearing House (ACH) instructions or other options established on your account.

Our Web site is highly secure to prevent unauthorized access to your account information. Alleghany Funds and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site when procedures designed for engaging in such transactions are followed.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Alleghany Funds attempts to obtain the best possible price and most favorable execution of transactions in its portfolio securities. Under policies established by the Board of Trustees, there may be times when Alleghany Funds may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Adviser generally determines in good faith if the commission paid was reasonable in relation to the services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, Alleghany Funds considers a broker-dealer's reliability, the availability of research, the quality of its execution services, its past sales of Fund shares and its financial condition.

Dividends, Distributions and Taxes

Certain tax considerations may apply to your investment in Alleghany Funds. If you have any tax-related questions relating to your own investments, please consult your tax adviser. Further information regarding the tax consequences of investing in the Fund is included in the Statement of Additional Information.

- The Fund pays dividends and distributes capital gains at least once a year, usually in December. A dividend is a payment of net investment income to investors who hold shares in a mutual fund. A distribution is the payment of income and/or capital gain from a mutual fund's earnings. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

- The tax treatment of dividends and distributions is the same whether you reinvest the distributions or elect to receive them in cash. You will receive a statement with the tax status of your dividends and distributions for the prior year by January 31.

- Distributions of any net investment income are taxable to you as ordinary income.

- Distributions of net long-term capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held the shares of the Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any long-term capital loss) are taxable as ordinary income regardless of how long you have held shares of the Fund.

- When you sell or exchange shares in a non-retirement account, it is considered a current year taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

- The Fund is obligated by law to withhold 31% of Fund distributions if you do not provide complete and correct taxpayer identification information.

Financial Highlights

This table contains financial highlights to help you understand the Fund's financial performance. The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). For the fiscal year ended October 31, 1999, this information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.

MONTAG & CALDWELL GROWTH FUND

                                                                  Year          Year          Year         Period
                                                                 Ended         Ended         Ended          Ended
                                                                10/31/99      10/31/98      10/31/97      10/31/96*
Net Asset Value, Beginning of Period                             $26.65        $22.75        $17.08        $15.59
                                                                 ------        ------        ------        ------
  Income from Investment Operations
  Net investment income                                            0.04          0.01            --(a)       0.02
  Net realized and unrealized gain on investments                  7.71          4.10          5.81          1.49
                                                                 ------        ------        ------        ------
  Total from investment operations                                 7.75          4.11          5.81          1.51
                                                                 ------        ------        ------        ------
  Less Distributions
  Distributions from and in excess
  of net investment income                                           --            --            --         (0.02)
  Distributions from net realized
  gain on investments                                             (0.94)        (0.21)        (0.14)         0.00
                                                                 ------        ------        ------        ------
  Total distributions                                             (0.94)        (0.21)        (0.14)        (0.02)
                                                                 ------        ------        ------        ------
Net increase in net asset value                                    6.81          3.90          5.67          1.49
                                                                 ------        ------        ------        ------
Net Asset Value, End of Period                                   $33.46        $26.65        $22.75        $17.08
                                                                 ======        ======        ======        ======
Total Return(1)                                                   29.78%        18.24%        34.26%         9.67%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                         $1,369,673       $738,423       $268,861          $52,407
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(2)                   0.76%          0.85%          0.93%            0.98%
  After reimbursement of expenses by Adviser(2)                    0.76%          0.85%          0.93%            0.98%
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by Adviser(2)                   0.14%          0.05%         (0.07)%           0.17%
  After reimbursement of expenses by Adviser(2)                    0.14%          0.05%         (0.06)%           0.17%
Portfolio Turnover(1)                                             31.59%         29.81%         18.65%           26.36%

*Montag & Caldwell Growth Fund Class I shares commenced operations on June 28, 1996.
(1)Not annualized
(2)Annualized
(a) Represents less than $0.01 per share.

General Information

If you wish to know more about Alleghany Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS
You will receive Semi-Annual Reports dated April 30 and Annual Reports, audited by independent accountants, dated October 31. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, which is incorporated into this prospectus by reference and dated February 15, 2000, is available to you without charge. It contains more detailed information about Alleghany Funds.

HOW TO OBTAIN REPORTS

CONTACTING ALLEGHANY FUNDS
You can get free copies of the reports and SAI, request other information and discuss your questions about Alleghany Funds by contacting:


Address:   Alleghany Funds
           P.O. Box 5164
           Westborough, MA 01581
Phone:     Shareholder Services               800 992-8151
           Fund Literature
                                              800 391-2473
           Investment Advisor Services
                                              800 597-9704
Web site:  www.AlleghanyFunds.com


OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about Alleghany Funds at the SEC's Public Reference Room in Washington D.C. To find out more about the Public Reference Room, you can call the SEC at 202 942-8090. Also, you can obtain copies of this information by sending your request and duplication fee to the SEC's Public Reference Room, Washington D.C. 20549-0102 or by emailing the SEC at publicinfo@sec.gov.

Investment Company Act File Number: 811-8004                                AG10